--------------------------------------------------------------------------------
PROSPECTUS FEBRUARY 28, 2001
--------------------------------------------------------------------------------


                                             J.P. Morgan
                                             Bond Funds


                                             THIS PROSPECTUS OFFERS:

                                             CLASS A, CLASS B AND CLASS C SHARES

SHORT-TERM BOND
FUND II

U.S. TREASURY
INCOME FUND

BOND FUND II

STRATEGIC INCOME
FUND

INTERMEDIATE BOND
FUND

The Securities and Exchange Commission has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.


                                                         -----------------------
                                                         [LOGO] JPMorgan Fleming
                                                         Asset Management
                                                         -----------------------

                                                                     PSBD-1-201X

SHORT-TERM BOND FUND II                                                        1

U.S. TREASURY INCOME FUND                                                      9

BOND FUND II                                                                  16

STRATEGIC INCOME FUND                                                         24

INTERMEDIATE BOND FUND                                                        35

--------------------------------------------------------------------------------
THE FUNDS' INVESTMENT ADVISER                                                 43
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
HOW YOUR ACCOUNT WORKS                                                        46
--------------------------------------------------------------------------------

ABOUT SALES CHARGES                                                           46

BUYING FUND SHARES                                                            49

SELLING FUND SHARES                                                           50

EXCHANGING FUND SHARES                                                        51

OTHER INFORMATION CONCERNING THE FUNDS                                        52

DISTRIBUTIONS AND TAXES                                                       53

--------------------------------------------------------------------------------
SHAREHOLDER SERVICES                                                          55
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
WHAT THE TERMS MEAN                                                           56
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS                                                          58
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
HOW TO REACH US                                                       Back cover
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
J.P. MORGAN SHORT-TERM BOND FUND II
--------------------------------------------------------------------------------


The Fund's objective

The Fund seeks a high level of income consistent with preservation of capital.

The Fund's main investment strategy

The Fund normally invests substantially all of its assets in investment-grade debt securities of all types. Under normal market conditions, the Fund will invest at least 65% of its total assets in bonds which have an average maturity of three years or less and the dollar-weighted average maturity of the Fund's portfolio will not exceed three years.

Substantially all of the Fund's investments will be investment grade, which means a rating of Baa(3) or higher by Moody's Investors Service, Inc. (Moody's), BBB or higher by Standard & Poor's Corporation (S&P), or the equivalent by another national rating organization or unrated securities of comparable quality.

The Fund may make substantial investments in foreign debt securities, including securities of issuers in developing countries, as long as they meet the Fund's credit quality standards.

The Fund develops an appropriate portfolio strategy by selecting among various sectors (for example, corporate bonds, U.S. government debt, mortgage-backed securities or asset-backed securities) and securities. When making these selections, the advisers use a relative value investment approach as well as extensive analyses of the securities' creditworthiness and structures. The advisers seek to spread the Fund's investments across a variety of sectors to maximize diversification and

J.P. MORGAN SHORT-TERM BOND FUND II


liquidity. The advisers also actively manage the duration of the Fund's portfolio.

In determining if a sector or security is relatively undervalued, the advisers look to whether different sectors and securities are appropriately priced given their risk characteristics and the fundamental (such as economic growth or inflation outlook) and technical (such as supply and demand) factors in the market at any point in time. The advisers may change the emphasis that they place on each of these factors from time to time. In addition, research plays an important role in the advisers' relative value investment process. The research effort incorporates both fundamental and quantitative analysis.

In determining whether to sell a debt security, the advisers will use the same type of analysis that they use in buying debt securities in order to determine whether the debt security is still undervalued. This may include selling those securities which have appreciated to meet their target valuations.

The frequency of yield curve shifts over the last few years has made yield curve strategies an important dimension of the Fund's overall investment strategy. Yield curves show the relationship between yields on similar debt securities with different maturities. The Fund may seek gains by investing in anticipation of yield curve movements.

The advisers consider several factors when choosing investments, including current yield, preservation of original investment, maturity, credit quality, ease of buying and selling and yield to maturity. The advisers will adjust the portfolio as market conditions change.

The Fund may invest in mortgage-related securities issued by governmental entities and private issuers. These may include investments in collateralized mortgage obligations and principal-only and interest-only stripped mortgage-backed securities.

FREQUENCY OF TRADING

The Fund may trade securities actively, which could increase transaction costs (and lower performance) and increase your taxable dividends.

The Fund may invest in floating rate securities, whose interest rate adjusts automatically whenever a specified interest rate changes, and in variable rate securities, whose interest rates are changed periodically.

The Fund may enter into "dollar rolls," in which the Fund sells mortgage-backed securities and at the same time contracts to buy back very similar securities on a future date. It may also buy asset-backed securities. These receive a stream of income from a particular asset, such as credit card receivables.

The Fund may also invest in high-quality, short-term money market instruments, repurchase agreements and derivatives, which are investments that have a value based on another investment, exchange rate or index. The Fund may use derivatives to hedge various market risks or to increase the Fund's income or gain.

The Fund may change any of these investment policies (but not its investment objective) without shareholder approval.

J.P. MORGAN SHORT-TERM BOND FUND II


The Fund's main investment risks

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in Short-Term Bond Fund II.

The Fund may not achieve its objective if the advisers' expectations regarding particular securities or markets are not met.

The value of fixed-income investments such as bonds tends to fall when prevailing interest rates rise. Such a drop in value could be worse if the Fund invests a larger portion of its assets in debt securities with longer maturities. Long-term debt securities are more sensitive to interest rate changes than other fixed-income securities. Note that conversely the value of fixed income investments tends to increase when prevailing interest rates fall.

When the Fund invests in mortgage-related securities, the value of the Fund could change more often and to a greater degree than if it did not buy mortgage-backed securities. The prepayment features on some mortgage-related securities make them more sensitive to interest rate changes. Mortgage-related securities are subject to scheduled and unscheduled principal payments as property owners pay down or prepay their mortgages. As these payments are received, they must be reinvested when interest rates may be lower than on the original mortgage security. When interest rates are rising, the value of fixed-income securities with prepayment features are likely to decrease as much or more than securities without prepayment features. In addition, the value of mortgage-related securities with prepayment features may not increase as much as other fixed-income securities when interest rates fall.

Collateral mortgage obligations are issued in multiple classes, and each class may have its own interest rate and/or final payment date.


Investments in the Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which the Fund invests may be more volatile and may be subject to higher risk of nonpayment.

The value of interest-only and principal-only mortgage backed securities is more volatile than other types of mortgage-related securities. They are very sensitive not only to changes in interest rates, but also to the rate of prepayments. A rapid or unexpected increase in prepayments can significantly depress the price of interest-only securities, while a rapid or unexpected decrease could have the same effect on principal-only securities. In addition, these instruments may be illiquid.

Certain securities which the Fund may hold, such as stripped obligations and zero coupon securities, are more sensitive to changes in interest rates than ordinary interest-paying securities. As a result, they may be more volatile than other types of investments.

Investments in foreign securities may be riskier than investments in the United States. They may be affected by political, social and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that don't match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. If the Fund were to invest in a security which is not denominated in U.S. dollars, it also would be subject to currency exchange risk. These risks increase when investing in issuers located in developing countries.

The Fund's performance will depend on the credit quality of its investments. Securities which are rated Baa(3) by Moody's or BBB by S&P may have fewer protective provisions and are generally more risky than higher rated securities. The issuer may have trouble making principal and interest payments when difficult economic conditions exist.

Some asset-backed securities may have additional risk because they may receive little or no collateral protection from the underlying assets.

If the interest rate on floating and variable rate securities falls, the Fund's yield may decline and it may lose the opportunity for capital appreciation.

Dollar rolls, forward commitments and repurchase agreements involve some risk to the Fund if the other party does not live up to its part of the agreement.

Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic conditions than other types of investments. If they are used for non-hedging purposes, they could cause losses that exceed the Fund's original investment.

J.P. MORGAN SHORT-TERM BOND FUND II


The Fund's past performance

This section shows the Fund's performance record. The bar chart shows how the performance of the Fund's Class A shares has varied from year to year. This provides some indication of the risks of investing in the Fund. The table shows the average annual return over the past year, five years and ten years. It compares that performance to the Lehman 1-3 Year U.S. Gov't Bond Index, a widely recognized market benchmark, and the Lipper Short-Term Investment Grade Debt Funds Index.

The performance for the period before Class A shares were launched in May 1996 is based on the performance of Institutional Class shares of the Fund. The actual returns of Class A shares would have been lower than those shown because Class A shares have higher expenses than Institutional Class shares.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than those shown.

YEAR-BY-YEAR RETURNS

Past performance does not predict how this Fund will perform in the future.

The performance figures in the bar chart do not reflect any deduction for the front-end sales load which is assessed on Class A shares. If the load were reflected, the performance figures would have been lower.

The bars for 1991-1996 are based upon the performance for Institutional Class shares of the Fund.

   [The following table was depicted as a bar chart in the printed material.]

1991            9.13%

1992            5.04%

1993            4.54%

1994            2.38%

1995            8.22%

1996            5.29%

1997            5.82%

1998            5.21%

1999            2.68%

2000            7.13%

--------------------------------------------------------------------------------
BEST QUARTER                                                               2.76%
--------------------------------------------------------------------------------
                                                               4th quarter, 1991
--------------------------------------------------------------------------------
WORST QUARTER                                                              0.10%
--------------------------------------------------------------------------------
                                                               1st quarter, 1994

AVERAGE ANNUAL TOTAL RETURNS
For the periods ending December 31, 2000

                                             PAST 1 YEAR      PAST 5 YEARS    PAST 10 YEARS
-------------------------------------------------------------------------------------------
CLASS A SHARES                               5.53%            4.90%           5.36%
-------------------------------------------------------------------------------------------
LEHMAN 1-3 YEAR U.S. GOV'T BOND
INDEX                                        8.17%            5.95%           6.40%
-------------------------------------------------------------------------------------------
LIPPER SHORT-TERM INVESTMENT
GRADE DEBT FUNDS INDEX                       7.39%            5.52%           6.34%
-------------------------------------------------------------------------------------------

The performance for the Class A shares reflects the deduction of the maximum front end sales load.

Fees and expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                MAXIMUM SALES CHARGE            MAXIMUM DEFERRED SALES
                                (LOAD) WHEN YOU BUY             CHARGE (LOAD) SHOWN AS
                                SHARES, SHOWN AS % OF THE       LOWER OF ORIGINAL PURCHASE
                                OFFERING PRICE(1)               PRICE OR REDEMPTION PROCEEDS
--------------------------------------------------------------------------------------------
CLASS A SHARES                  1.50%                           NONE
--------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)*

                                                                           TOTAL ANNUAL
                    MANAGEMENT        DISTRIBUTION       OTHER             FUND OPERATING
CLASS OF SHARES     FEE               (12B-1) FEES       EXPENSES          EXPENSES
--------------------------------------------------------------------------------------------
CLASS A             0.25%             0.25%              0.77%#            1.27%
--------------------------------------------------------------------------------------------

(1) The offering price is the net asset value of the shares purchased plus any sales charge.

*     The table is based on expenses incurred in the most recent fiscal year.

# Restated from the most recent fiscal year to reflect current expense arrangements.


The actual Management Fee is currently expected to be 0.18%, Distribution
Fees are expected to be 0.16%, Other Expenses are expected to be 0.41% and the Total Annual Fund Operating expenses are expected not to exceed 0.75%. That's because J.P. Morgan Fleming Asset Management (USA), Inc. (JPMFAM (USA)) and some of the Fund's other service providers have volunteered not to collect a portion of their fees and to reimburse others. JPMFAM (USA) and these other service providers may end this arrangement at any time.


The table does not reflect charges or credits you might incur if you invest through a financial institution.

J.P. MORGAN SHORT-TERM BOND FUND II


EXAMPLE This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:

o     you invest $10,000

o     you sell all your shares at the end of the period

o     your investment has a 5% return each year

o     you reinvest all your dividends, and

o the Fund's operating expenses are not waived and remain the same as shown above.

Although your actual costs may be higher or lower, based on these assumptions, your cost would be:

                             1 YEAR        3 YEARS        5 YEARS       10 YEARS
--------------------------------------------------------------------------------
CLASS A SHARES*              $277          $547           $836          $1,661
--------------------------------------------------------------------------------

*     Assumes sales charge is deducted when shares are purchased.

--------------------------------------------------------------------------------
J.P. MORGAN U.S. TREASURY INCOME FUND
--------------------------------------------------------------------------------

The Fund's objective

The Fund seeks to provide investors with monthly dividends while still protecting the value of their investment.

The Fund's main investment strategy

Under normal circumstances, the Fund will invest at least 65% of its total assets in:

o     debt securities issued by the U.S. Treasury, and

o repurchase agreements in which the Fund receives these securities as collateral.

The Fund may also invest in debt securities issued or guaranteed by U.S. government agencies or authorities. These securities may include investments in collateralized mortgage obligations and other mortgage-related securities.

There is no restriction on the maturity of the Fund's portfolio or on any individual security in the portfolio. The advisers will change the actual maturities according to changes in the market.

The Fund develops an appropriate portfolio strategy based on a forecast for the level and direction of interest rates. When making this forecast, the advisers also determine an outlook for the interest rate horizon, an expectation of market volatility levels and an outlook for yield curve shifts.

In determining whether to sell a debt security, the advisers will use the same type of analysis that they use in buying debt securities in order to determine whether the debt security is still

J.P. MORGAN U.S. TREASURY INCOME FUND


undervalued. This may include selling those securities which have appreciated to meet their target valuations.

The frequency of yield curve shifts over the last few years has made yield curve strategies an important dimension of the Fund's overall investment strategy. Yield curves show the relationship between yields on similar debt securities with different maturities. The Fund may seek gains by investing in anticipation of yield curve movements.

The Fund may also invest in high-quality, short-term money market instruments, repurchase agreements and derivatives, which are investments that have a value based on another investment, exchange rate or index. The Fund may use derivatives to hedge various market risks or to increase the Fund's income or gain.

The Fund may change any of these investment policies (but not its investment objective) without shareholder approval.

FREQUENCY OF TRADING

The Fund may trade securities actively, which could increase transaction costs (and lower performance) and increase your taxable dividends.

The Fund's main investment risks

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in U.S. Treasury Income Fund.

The Fund may not achieve its objective if the advisers' expectations regarding particular securities or markets are not met.

The value of fixed-income investments such as bonds tends to fall when prevailing interest rates rise. Such a drop in value could be worse if the Fund invests a larger portion of its assets in debt securities with longer maturities. Long-term debt securities are more sensitive to interest rate changes than other fixed-income securities. Note that conversely the value of fixed-income investments tends to increase when prevailing interest rates fall.

When the Fund invests in mortgage-related securities, the value of the Fund could change more often and to a greater degree than if it did not buy mortgage-backed securities. The prepayment features on some mortgage-related securities make them more sensitive to interest rate changes. Mortgage-related securities are subject to scheduled and unscheduled principal payments as property owners pay down or prepay their mortgages. As these payments are received, they must be reinvested when interest rates may be lower than on the original mortgage security. When interest rates are rising, the value of fixed-income securities with prepayment features are likely to decrease as much or more than securities without prepayment features. In addition, the value of mortgage-related securities with prepayment features may not increase as much as other fixed-income securities when interest rates fall.


Investments in the Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

J.P. MORGAN U.S. TREASURY INCOME FUND


Collateral mortgage obligations are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which the Fund invests may be more volatile and may be subject to higher risk of nonpayment.

While the principal and payments on certain of the Fund's portfolio securities may be guaranteed, this does not mean that the market value of the security, or the value of Fund shares, is guaranteed.

Repurchase agreements involve some risk to the Fund if the other party does not live up to its part of the agreement.

Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic conditions than other types of investments. If they are used for non-hedging purposes, derivatives could cause losses that exceed the Fund's original investment.

The Fund is not diversified. It may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. That makes the value of its shares more sensitive to economic problems among those issuing the securities.

The Fund's past performance

This section shows the Fund's performance record. The bar chart shows how the performance of the Fund's Class A shares has varied from year to year. This provides some indication of the risks of investing in the Fund. The table shows the average annual return over the past year, five years and ten years. It compares that performance to the Lehman U.S. Gov't Bond Index and Lehman U.S. Treasury Bond Index, widely recognized market benchmarks, and the Lipper General U.S. Gov't Funds Index. In the past, the Fund has compared its performance to the Lehman U.S. Treasury Bond Index, but in the future, the Fund intends to compare its performance to the Lehman U.S. Gov't Bond Index instead. It is believed that the new benchmark is more appropriate since it more accurately reflects the Fund's investment strategy.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than those shown.

YEAR-BY-YEAR RETURNS

Past performance does not predict how this Fund will perform in the future.

The performance figures in the bar chart do not reflect any deduction for the front-end sales load which is assessed on Class A shares. If the load were reflected, the performance figures would have been lower.

   [The following table was depicted as a bar chart in the printed material.]

1991           14.79%

1992            5.87%

1993           10.32%

1994           -4.46%

1995           17.53%

1996            1.26%

1997            8.34%

1998            8.78%

1999           -2.96%

2000           12.61%

--------------------------------------------------------------------------------
BEST QUARTER                                                               5.87%
--------------------------------------------------------------------------------
                                                               2nd quarter, 1995

--------------------------------------------------------------------------------
WORST QUARTER                                                             -2.98%
--------------------------------------------------------------------------------
                                                               1st quarter, 1994

J.P. MORGAN U.S. TREASURY INCOME FUND


AVERAGE ANNUAL TOTAL RETURNS

For the periods ending December 31, 2000

                                               PAST 1 YEAR      PAST 5 YEARS   PAST 10 YEARS
--------------------------------------------------------------------------------------------
CLASS A SHARES                                  7.58%           4.49%          6.49%
--------------------------------------------------------------------------------------------
CLASS B SHARES                                  6.64%           4.25%          6.38%
--------------------------------------------------------------------------------------------
LEHMAN U.S. GOV'T BOND INDEX                   13.24%           6.49%          7.92%
--------------------------------------------------------------------------------------------
LEHMAN U.S. TREASURY BOND INDEX                13.52%           6.49%          7.92%
--------------------------------------------------------------------------------------------
LIPPER GENERAL U.S. GOV'T FUNDS INDEX          11.89%           5.54%          6.75%
--------------------------------------------------------------------------------------------

The performance for the Class A shares reflects the deduction of the maximum front end sales load and the performance for Class B shares reflects the deduction of the applicable contingent deferred sales load.

Class B shares were first offered on November 4, 1993. The performance for the period before Class B shares were launched in 1993 is based on the performance for Class A shares of the Fund. The actual returns of Class B shares would have been lower than shown because Class B shares have higher expenses than Class A shares.

Fees and expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                  MAXIMUM SALES CHARGE            MAXIMUM DEFERRED SALES
                                  (LOAD) WHEN YOU BUY             CHARGE (LOAD) SHOWN AS
                                  SHARES, SHOWN AS % OF THE       LOWER OF ORIGINAL PURCHASE
                                  OFFERING PRICE(1)               PRICE OR REDEMPTION PROCEEDS
----------------------------------------------------------------------------------------------
CLASS A SHARES                    4.50%                           NONE
----------------------------------------------------------------------------------------------
CLASS B SHARES                    NONE                            5.00%
----------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)*

                                                                           TOTAL ANNUAL
                    MANAGEMENT        DISTRIBUTION       OTHER             FUND OPERATING
CLASS OF SHARES     FEE               (12B-1) FEE        EXPENSES          EXPENSES
----------------------------------------------------------------------------------------------
CLASS A             0.30%             0.25%              0.74%#            1.29%#
----------------------------------------------------------------------------------------------
CLASS B             0.30%             0.75%              0.74%#            1.79%#
----------------------------------------------------------------------------------------------

(1) The offering price is the net asset value of the shares purchased plus any sales charge.

*     The table is based on expenses incurred in the most recent fiscal year.

# Restated from the most recent fiscal year to reflect current expense arrangements.


The actual Management Fee is currently expected to be 0.15%. Distribution
Fees for Class A shares are expected to be 0.00%, Other Expenses for Class A shares are expected to be 0.60% and the Total Annual Fund Operating expenses are expected not to exceed 0.75% for Class A shares and 1.64% for Class B shares. That's because J.P. Morgan Fleming Asset Management (USA), Inc. (JPMFAM (USA)) and some of the Fund's other service providers have volunteered not to collect a portion of their fees and to reimburse others. JPMFAM (USA) and these other service providers may end this arrangement at any time.

The table does not reflect charges or credits you might incur if you invest through a financial institution.

EXAMPLE This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:

o     you invest $10,000

o     you sell all your shares at the end of the period

o     your investment has a 5% return each year

o     you reinvest all your dividends, and

o the Fund's operating expenses are not waived and remain the same as shown above.

Although your actual costs may be higher or lower, based on these assumptions:

IF YOU SELL YOUR SHARES YOUR COSTS WOULD BE:

                                   1 YEAR        3 YEARS        5 YEARS       10 YEARS
------------------------------------------------------------------------------------------
CLASS A SHARES*                    $575          $841           $1,126        $1,936
------------------------------------------------------------------------------------------
CLASS B SHARES**                   $682          $863           $1,170        $1,974***
------------------------------------------------------------------------------------------

IF YOU DON'T SELL YOUR SHARES YOUR COSTS WOULD BE:

                                   1 YEAR        3 YEARS        5 YEARS       10 YEARS
------------------------------------------------------------------------------------------
CLASS B SHARES                     $182          $563           $970          $1,974***
------------------------------------------------------------------------------------------

*     Assumes sales charge is deducted when shares are purchased.

**    Assumes applicable deferred sales charge is deducted when shares are sold.

*** Reflects conversion of Class B shares to Class A shares after they have been owned for eight years.

--------------------------------------------------------------------------------
J.P. MORGAN BOND FUND II
--------------------------------------------------------------------------------

The Fund's objective

The Fund seeks to provide as high a level of income as is consistent with reasonable risk.

The Fund's main investment strategy

The Fund invests mainly in investment grade corporate bonds as well as other debt securities. Under normal market conditions, the Fund will invest at least 65% of its total assets in debt securities with at least an "A" rating or the equivalent from Moody's Investors Service, Inc. (Moody's), Standard & Poor's Corporation (S&P), or Fitch Investor's Service Inc. or in securities that are unrated but of comparable quality.

The Fund may also invest in debt securities rated Baa(3) or higher by Moody's, BBB- or higher by S&P or the equivalent by another national rating organization or unrated securities of comparable quality.

The Fund may make substantial investments in foreign debt securities, including securities of issuers in developing countries, as long as they meet the Fund's credit quality standards.

The Fund develops an appropriate portfolio strategy by selecting among various sectors (for example, corporate bonds, U.S. government debt, mortgage-backed securities or asset-backed securities) and securities. When making these selections, the advisers use a relative value investment approach as well as extensive analyses of the securities' creditworthiness and structures. The advisers seek to spread the Fund's investments across a variety of sectors to maximize diversification and liquidity. The advisers also actively manage the duration of the Fund's portfolio.

In determining if a sector or security is relatively undervalued, the advisers look to whether different sectors and securities are appropriately priced given their risk characteristics and the fundamental (such as economic growth or inflation outlook) and technical (such as supply and demand) factors in the market at any point in time. The advisers may change the emphasis that they place on each of these factors from time to time. In addition, research plays an important role in the advisers' relative value investment process. The research effort incorporates both fundamental and quantitative analysis.

In determining whether to sell a debt security, the advisers will use the same type of analysis that they use in buying debt securities in order to determine whether the debt security is still undervalued. This may include selling those securities which have appreciated to meet their target valuations.

The frequency of yield curve shifts over the last few years has made yield curve strategies an important dimension of the Fund's overall investment strategy. Yield curves show the relationship between yields on similar debt securities with different maturities. The Fund may seek gains by investing in anticipation of yield curve movements.

The advisers consider several factors when choosing investments, including current yield, preservation of original investment, maturity, credit quality, ease of buying and selling and yield to maturity. The advisers will adjust the portfolio as market conditions change.

There is no restriction on the maturity of the Fund's portfolio or on any individual security in the portfolio. The advisers will change the

J.P. MORGAN BOND FUND II


actual maturities according to changes in the market.

The fund may invest in floating rate securities, whose interest rates adjust automatically whenever a specified interest rate changes, and in variable rate securities, whose interest rates are changed periodically.

The Fund may invest in mortgage-related securities issued by governmental entities and private issuers. These may include investments in collateralized mortgage obligations and principal-only and interest-only stripped mortgage-backed securities.

The Fund may enter into "dollar rolls," in which the Fund sells mortgage-backed securities and at the same time contracts to buy back very similar securities on a future date. It may also buy asset-backed securities. These receive a stream of income from a particular asset, such as credit card receivables.

The Fund may also invest in high-quality, short-term money market instruments, repurchase agreements and derivatives, which are financial instruments whose value is based on another security, index or exchange rate. The Fund may use derivatives to hedge various market risks or to increase the Fund's income or gain.

To temporarily defend its assets, the Fund may put any amount of its assets in high-quality money market instruments and repurchase agreements.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

FREQUENCY OF TRADING

The Fund may trade securities actively, which could increase transaction costs (and lower performance) and increase your taxable dividends.

The Fund's main investment risks

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Bond Fund II.

The Fund may not achieve its objective if the advisers' expectations regarding particular securities or markets are not met.

The value of fixed-income investments such as bonds tends to fall when prevailing interest rates rise. Such a drop in value could be worse if the Fund invests a larger portion of its assets in debt securities with longer maturities. Long-term debt securities are more sensitive to interest rate changes than other fixed-income securities. Note that conversely the value of fixed income investments tends to increase when prevailing interest rates fall.

When the Fund invests in mortgage-related securities, the value of the Fund could change more often and to a greater degree than if it did not buy mortgage-backed securities. The prepayment features on some mortgage-related securities make them more sensitive to interest rate changes. Mortgage-related securities are subject to scheduled and unscheduled principal payments as property owners pay down or prepay their mortgages. As these payments are received, they must be reinvested when interest rates may be lower than on the original mortgage security. When interest rates are rising, the value of fixed-income securities with prepayment features are likely to decrease as much or more than securities without prepayment features. In addition, while the value of fixed-income securities will generally increase when interest rates decline, the value of mortgage-related securities with prepayment features may not increase as much as securities without prepayment features.


Investments in the Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

J.P. MORGAN BOND FUND II


Collateral mortgage obligations are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which the Fund invests may be more volatile and may be subject to higher risk of nonpayment.

The value of interest-only and principal-only mortgage backed securities are more volatile than other types of mortgage-related securities. They are very sensitive not only to changes in interest rates, but also to the rate of prepayments. A rapid or unexpected increase in prepayments can significantly depress the price of interest-only securities, while a rapid or unexpected decrease could have the same effect on principal-only securities. In addition, these instruments may be illiquid.

Certain securities which the Fund may hold, such as stripped obligations and zero coupon securities, are more sensitive to changes in interest rates than ordinary interest-paying securities. As a result, they may be more volatile than other types of investments.

Investments in foreign issuers may be riskier than investments in the United States. They may be affected by political, social and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that don't match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. These risks increase when investing in issuers located in developing countries.

The Fund's performance will depend on the credit quality of its investments. Securities which are rated Baa(3) by Moody's or BBB- by S&P may have fewer protective provisions and are generally more risky than higher rated securities. The issuer may have trouble making principal and interest payments when difficult economic conditions exist.

Some asset-backed securities may have additional risk because they may receive little or no collateral protection from the underlying assets.

Because the interest rate changes on floating and variable rate securities, the Fund's yield may decline and it may lose the opportunity for capital appreciation when interest rates decline.

Dollar rolls, forward commitments and repurchase agreements involve some risk to the Fund if the other party does not live up to its obligations under the agreement.

Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic conditions than other types of investments. If they are used for non-hedging purposes, they could cause losses that exceed the Fund's original investment.

If the Fund departs from its investment policies during temporary defensive periods, it may not achieve its investment objective.

The Fund's past performance

This section shows the Fund's performance record. The bar chart shows how the performance of the Fund's Class A shares has varied from year to year. This provides some indication of the risks of investing in the Fund. The table shows the average annual return over the past year, five years and ten years. It compares that performance to the Lehman Aggregate Bond Index, a widely recognized market benchmark, and the Lipper Corporate Debt A-Rated Funds Index.

The performance for the period before Class A shares were launched on February 16, 2001 is based on the performance of Institutional Class shares of the Fund. The actual returns of Class A shares would have been lower than shown because Class A shares have higher expenses than Institutional Class shares.

On January 1, 1997, the Fund received the assets of three common trust funds which had been maintained by Chase. The performance of the Fund's Institutional Class before that date is based on the historical performance of one of the common trust funds whose assets were transferred to the Fund. The historical performance of shares of the predecessor common trust fund has been adjusted to reflect the Fund's Institutional Class expense levels (absent reimbursements) that were in place at the time the Fund received the common trust fund assets. For more information, see the Fund's Statement of Additional Information.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than those shown.

YEAR-BY-YEAR RETURNS

Past performance does not predict how this Fund will perform in the future.

The performance figures in the bar chart do not reflect any deduction for the front-end sales load which is assessed on Class A shares. If the load were reflected, the performance figures would have been lower.

The bars for 1991-2000 are based upon performance for Institutional Class shares of the Fund.

   [The following table was depicted as a bar chart in the printed material.]

1991           15.53%

1992            6.46%

1993           11.40%

1994           -3.83%

1995           18.51%

1996            3.20%

1997            8.81%

1998            7.94%

1999           -1.05%

2000           10.08%

--------------------------------------------------------------------------------
BEST QUARTER                                                               6.07%
--------------------------------------------------------------------------------
                                                               3rd quarter, 1991

--------------------------------------------------------------------------------
WORST QUARTER                                                             -2.76%
--------------------------------------------------------------------------------
                                                               1st quarter, 1994

J.P. MORGAN BOND FUND II


AVERAGE ANNUAL TOTAL RETURNS

For the periods ending December 31, 2000

                                          PAST 1 YEAR     PAST 5 YEARS   PAST 10 YEARS
--------------------------------------------------------------------------------------
CLASS A SHARES                             5.13%          4.74%          7.01%
--------------------------------------------------------------------------------------
CLASS B SHARES                             5.08%          5.41%          7.50%
--------------------------------------------------------------------------------------
LEHMAN AGGREGATE BOND INDEX               11.63%          6.46%          7.96%
--------------------------------------------------------------------------------------
LIPPER CORPORATE DEBT A-RATED
FUNDS INDEX                               10.31%          5.49%          7.72%
--------------------------------------------------------------------------------------

The performance for Class A shares reflects the deduction of the maximum front-end sales load and the performance for Class B shares reflects the deduction of the applicable contingent deferred sales load.

Class B shares were first offered on February 16, 2001. The performance for the period before Class B shares were launched is based on the performance of Institutional Class shares of the Fund. The actual returns of Class B shares would have been lower than shown because Class B shares have higher expenses than Institutional Class shares.

Fees and expenses

This table describes the fees that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT):

                                MAXIMUM SALES CHARGE            MAXIMUM DEFERRED SALES
                                (LOAD) WHEN YOU BUY             CHARGE (LOAD) SHOWN AS
                                SHARES, SHOWN AS % OF THE       LOWER OF ORIGINAL PURCHASE
                                OFFERING PRICE(1)               PRICE OR REDEMPTION PROCEEDS
--------------------------------------------------------------------------------------------
CLASS A SHARES                  4.50%                           NONE
--------------------------------------------------------------------------------------------
CLASS B SHARES                  NONE                            5.00%
--------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)*

                                                                           TOTAL ANNUAL
                    MANAGEMENT        DISTRIBUTION       OTHER             FUND OPERATING
CLASS OF SHARES     FEE               (12B-1) FEES       EXPENSES          EXPENSES
--------------------------------------------------------------------------------------------
CLASS A             0.30%             0.25%              0.63%             1.18%
--------------------------------------------------------------------------------------------
CLASS B             0.30%             0.75%              0.63%             1.68%
--------------------------------------------------------------------------------------------

(1) The offering price is the net asset value of the shares purchased plus any sales charge.

*     The table is based on estimated expenses for the current fiscal year.


The actual Distribution Fees for Class A shares are expected to be 0.00%, actual Other Expenses are expected to be 0.45% and Total Annual Fund
Operating Expenses for Class A and B shares are not expected to exceed 0.75% and 1.50%, respectively. That's because J.P. Morgan Fleming Asset Management
(USA), Inc. (JPMFAM (USA)) and some of the Fund's other service providers have volunteered not to collect a portion of their fees and to reimburse others. JPMFAM (USA) and these other service providers may terminate this arrangement at any time.


The table does not reflect charges or credits which you might incur if you invest through a financial institution.

EXAMPLE This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:

o     you invest $10,000

o     you sell all your shares at the end of the period

o     your investment has a 5% return each year

o     you reinvest all your dividends, and

o the Fund's operating expenses are not waived and remain the same as shown above.

Although your actual costs may be higher or lower, based on these assumptions:

IF YOU SELL YOUR SHARES YOUR COSTS WOULD BE:

                                   1 YEAR        3 YEARS        5 YEARS       10 YEARS
------------------------------------------------------------------------------------------
CLASS A SHARES*                    $565          $808           $1,070        $1,817
------------------------------------------------------------------------------------------
CLASS B SHARES**                   $671          $830           $1,113        $1,854***
------------------------------------------------------------------------------------------

IF YOU DON'T SELL YOUR SHARES YOUR COSTS WOULD BE:

                                   1 YEAR        3 YEARS        5 YEARS       10 YEARS
------------------------------------------------------------------------------------------
CLASS B SHARES                     $171          $530           $913          $1,854***
------------------------------------------------------------------------------------------

*     Assumes sales charge is deducted when shares are purchased.

**    Assumes applicable deferred sales charge is deducted when shares are sold.

*** Reflects conversion of Class B shares to Class A shares after they have been owned for eight years.

--------------------------------------------------------------------------------
J.P. MORGAN STRATEGIC INCOME FUND
--------------------------------------------------------------------------------

The Fund's objective

The Fund seeks a high level of income.

The Fund's main investment strategy

The Fund invests principally in a diversified portfolio of securities denominated in U.S. dollars. The investments are principally in the following market sectors:

o Investment grade debt securities issued by U.S. issuers, including the U.S. government, its agencies and authorities and U.S. companies.

o Debt securities of foreign issuers, including foreign governments and companies. The Fund may invest up to 30% of its total assets in issuers located in emerging market countries.

o Lower-rated high yield securities (junk bonds) of U.S. issuers. These include lower-rated convertible securities, which generally pay interest or dividends and which can be converted into common or preferred stock, and preferred stock.

Under normal market conditions, the Fund will invest between 25% and 40% of its total assets in each of the three sectors. However, there is no limit on securities issued by the U.S. government or its agencies or authorities.

Investment grade securities are those rated Baa3 or higher by Moody's Investors Service, Inc. (Moody's), BBB or higher by Standard & Poor's Corporation (S&P), or the equivalent rating by another national rating organization. These include unrated securities of comparable quality. The Fund may invest in a variety of U.S. government debt securities, including securities which are not supported by the full faith and credit of the U.S. Treasury. All or a substantial portion of the Fund's investments in U.S. government debt securities may be in mortgage-related securities.

The Fund's investments in foreign debt securities may include obligations issued by international organizations like the World Bank. They may also include Brady Bonds, which are bonds issued under a program which enables debtor nations to restructure the debt that they owe foreign commercial banks, and other debt issued by emerging market governments as part of restructuring plans. The Fund's advisers expect that the majority of emerging market obligations that the Fund buys will primarily be traded in international over-the-counter markets instead of local markets. Although the Fund intends to buy principally U.S. dollar-denominated securities, some of the Fund's foreign securities may be denominated and traded in other currencies. The Fund will not invest more than 25% of its total assets in debt securities of issuers in any one country other than the U.S.

The Fund may purchase lower-rated high-yield securities issued by U.S. companies as well as foreign companies and governments. Lower-rated securities are those which are rated Ba(3) or lower by Moody's, BB or lower by S&P or the equivalent by another national rating organization. They also include unrated securities which are found to be of comparable quality. High-yield securities in the Fund's portfolio may be rated as low as C by Moody's, or D by S&P, or the equivalent.

The Fund develops an appropriate portfolio strategy by selecting among various sectors (for example, corporate bonds, U.S. government

FREQUENCY OF TRADING

The Fund may trade securities actively, which could increase transaction costs (and lower performance) and increase your taxable dividends.

J.P. MORGAN STRATEGIC INCOME FUND


debt, mortgage-backed securities or asset-backed securities) and securities. When making these selections, the advisers use a relative value investment approach as well as extensive analyses of the securities' creditworthiness and structures. The advisers seek to spread the Fund's investments across a variety of sectors to maximize diversification and liquidity. The advisers also actively manage the duration of the Fund's portfolio.

In determining if a sector or security is relatively undervalued, the advisers look to whether different sectors and securities are appropriately priced given their risk characteristics and the fundamental (such as economic growth or inflation outlook) and technical (such as supply and demand) factors in the market at any point in time. The advisers may change the emphasis that they place on each of these factors from time to time. In addition, research plays an important role in the advisers' relative value investment process. The research effort incorporates both fundamental and quantitative analysis.

In determining whether to sell a debt security, the advisers will use the same type of analysis that they use in buying debt securities in order to determine whether the debt security is still undervalued. This may include selling those securities which have appreciated to meet their target valuations.

The frequency of yield curve shifts over the last few years has made yield curve strategies an important dimension of the Fund's overall investment strategy. Yield curves show the relationship between yields on similar debt securities with different maturities. The Fund may seek gains by investing in anticipation of yield curve movements.

The advisers consider several factors when choosing investments, including current yield, preservation of original investment, maturity, credit quality, ease of buying and selling and yield to maturity. The advisers will adjust the portfolio as market conditions change. In deciding how to allocate the Fund's investments among various securities, industry sectors, countries or currencies, the advisers will consider fundamental economic strength, earnings growth, quality of management, industry growth, credit quality and interest rates. When selecting high yield securities, the advisers will look at the creditworthiness of the issuer, the rating and performance of the security, the security's collateral protection and the Fund's diversity.

There is no restriction on the maturity of the Fund's portfolio or on any individual security in the portfolio. The advisers will change the actual maturities according to changes in the market.

The Fund may borrow up to 10% of its total assets (including the amount borrowed) to buy additional securities. This is called "leveraging." The Fund can borrow money from banks and through reverse repurchase agreements or dollar rolls. Reverse repurchase agreements and dollar rolls will not be considered borrowings if the Fund earmarks liquid assets to cover its obligations on the reverse repurchase agreement or dollar rolls. The Fund will use leveraging only when the advisers believe that the returns available through leveraging will provide a potentially higher return.

The Fund may invest in mortgage-related securities issued by governmental entities and private issuers. These may include investments in collateralized mortgage obligations and principal-only and interest-only stripped mortgage-backed securities.

The Fund may enter into "dollar rolls," in which the Fund sells mortgage-backed securities and at the same time contracts to buy back very similar securities on a future date. It may also buy asset-backed securities. These receive a stream of income from a particular asset, such as credit card receivables.

The Fund may purchase participations in loans arranged through private negotiations between a borrower and one or more banks or other financial institutions. These loans can have fixed, floating or variable interest rates. The Fund may also invest in collateralized bond obligations.

The Fund may invest in floating rate securities, whose interest rate adjusts automatically whenever a specified interest rate changes, and in variable rate securities, whose interest rate are changed periodically.

The Fund may also invest in high-quality, short-term money market instruments, repurchase agreements and derivatives, which are investments that have a value based on another investment, exchange rate or index. The Fund may use derivatives to hedge various market risks or to increase the Fund's income or gain.

To temporarily defend its assets, the Fund may invest any amount of its assets in high-quality, U.S. dollar-denominated money market instruments and repurchase agreements.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

J.P. MORGAN STRATEGIC INCOME FUND


The Fund's main investment risks

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in Strategic Income Fund.

The Fund may not achieve its objective if the advisers' expectations regarding particular securities or markets are not met.

The value of debt securities tends to fall when prevailing interest rates rise. Such a drop in value could be worse if the Fund invests a larger portion of its assets in debt securities with longer maturities. Long-term debt securities are more sensitive to interest rate changes than other fixed-income securities. Note that conversely the value of fixed-income investments tends to increase when prevailing interest rates fall.

High-yield debt securities may carry greater risks than securities which have higher credit ratings, including a high risk of default. The yields of lower-rated securities will move up and down over time. The credit rating of a high-yield security evaluates the ability of the issuer to make principal and interest or dividend payments; it does not necessarily address its market value risk. Ratings and market value may change, positively or negatively, from time to time to reflect new developments regarding the issuer. However, since ratings may not always change quickly and frequently enough to reflect these new developments, the advisers perform their own analysis of high-yield issuers. Because of this, the Fund's performance may depend more on subjective credit analysis than other funds which invest in investment-grade securities.

Companies which issue high-yield securities are often young and growing and have a lot of debt. High-yield securities are considered


Investments in the Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

speculative, meaning there is a significant risk that the issuer may not be able to repay principal or pay interest or dividends on time. In addition, the issuer's other creditors may have the right to be paid before holders of the high-yield security.

During an economic downturn, a period of rising interest rates or a recession, issuers of high-yield securities that have a lot of debt may experience financial problems. They may not have enough cash to make their payments. An economic downturn could also hurt the market for lower-rated securities and the Fund.

The market for high-yield securities is not as liquid as the markets for higher rated securities. This means that it may be harder to sell high-yield securities, especially on short notice. The market could also be hurt by legal or tax changes.

Securities which are rated "C" or "D" may not pay interest, may be in default or may be considered to have an extremely poor chance of ever achieving any real investment standing.

The costs of investing in the high-yield market are usually higher than investing in investment grade securities. The Fund has to spend more money for investment research and commissions.

Since the Fund invests a significant portion of its assets in securities issued outside the United States, it is riskier than a fund that invests only in the United States. Since foreign securities are normally denominated and traded in foreign currencies, the value of the Fund's foreign holdings can be affected by currency exchange rates and exchange control regulations. Investments in foreign securities may be affected by political, social and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that do not match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. These risks increase when investing in issuers located in developing countries. Brady Bonds do not have as long a payment history as other types of government debt securities. Because of that, they, and many emerging market debt instruments, may trade at a substantial discount which might lead to greater volatility.

Leveraging is a speculative technique which may expose the Fund to greater risk and increase its costs. Increases and decreases in the value of the Fund's portfolio will be more dramatic when the Fund is leveraging. The Fund will also have to pay interest on its borrowings, reducing the Fund's return. In addition, the Fund might be forced to sell portfolio securities when it would normally keep them in order to make interest payments.

When the Fund invests in mortgage-related securities, the value of the Fund could change more often and to a greater degree than if it did not buy mortgage-backed securities. The prepayment features on some mortgage-related securities make them more sensitive to interest rate changes.

J.P. MORGAN STRATEGIC INCOME FUND


Mortgage-related securities are subject to scheduled and unscheduled principal payments as property owners pay down or prepay their mortgages. As these payments are received, they must be reinvested when interest rates may be lower than on the original mortgage security. When interest rates are rising, the value of fixed-income securities with prepayment features are likely to decrease as much or more than securities without prepayment features. In addition, the value of mortgage-related securities with prepayment features may not increase as much as other fixed-income securities when interest rates fall.

Collateral mortgage obligations are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which the Fund invests may be more volatile and may be subject to higher risk of nonpayment.

The value of interest-only and principal-only mortgage backed securities is more volatile than other types of mortgage-related securities. They are very sensitive not only to changes in interest rates, but also to the rate of prepayments. A rapid or unexpected increase in prepayments can significantly depress the price of interest-only securities, while a rapid or unexpected decrease could have the same effect on principal-only securities. In addition, these instruments may be illiquid.

The market for loan participation may not be highly liquid and the Fund may have difficulty selling them. When it buys them, the Fund typically is entitled to receive payment from the lender only, and not the underlying borrower. These investments expose the Fund to the risk of investing in both the financial institution and the underlying borrower.

Collateralized bond obligations typically are separated into different classes. Each class represents a different degree of credit quality, with lower classes having greater risk but higher interest rates. The bottom class usually does not have a stated interest rate. Instead, it receives whatever is left after all the higher classes have been paid. As a result, the value of some classes in which the Fund invests may be more volatile.

Certain securities which the Fund may hold, such as stripped obligations and zero coupon securities, are more sensitive to changes in interest rates than ordinary interest-paying securities. As a result, they may be more volatile than other types of investments.

Securities which are rated Baa(3) by Moody's or BBB by S&P may have fewer protective provisions and are generally more risky than higher rated securities. The issuer may have trouble making principal and interest payments when difficult economic conditions exist.

Some asset-backed securities may have additional risk because they may receive little or no collateral protection from the underlying assets.

If the interest rate on floating and variable rate securities falls, the Fund's yield may decline and it may lose the opportunity for capital appreciation.

Dollar rolls, forward commitments, repurchase agreements and reverse repurchase agreements involve some risk to the Fund if the other party does not fulfill its part of the agreement.

Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic conditions than other types of investments. If they are used for non-hedging purposes, they could cause losses that exceed the Fund's original investment.

If the Fund departs from its investment policies during temporary defensive periods, it may not achieve its investment objective.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

J.P. MORGAN STRATEGIC INCOME FUND


The Fund's past performance

This section shows the Fund's performance record. The bar chart shows how the performance of the Fund's Class A shares has varied from year to year. This provides some indication of the risks of investing in the Fund. The table shows the average annual return over the past year and since inception. It compares that performance to the Lehman Aggregate Bond Index, a widely recognized benchmark, and the Lipper Multi-Sector Income Funds Index.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than those shown.

YEAR-BY-YEAR RETURNS

Past performance does not predict how this Fund will perform in the future.

The performance figures in the bar chart do not reflect any deduction for the front-end sales load which is assessed on Class A shares. If the load were reflected, the performance figures would have been lower.

   [The following table was depicted as a bar chart in the printed material.]

1999            6.39%

2000            1.40%

--------------------------------------------------------------------------------
BEST QUARTER                                                               2.89%
--------------------------------------------------------------------------------
                                                               4th quarter, 1999

--------------------------------------------------------------------------------
WORST QUARTER                                                             -0.57%
--------------------------------------------------------------------------------
                                                               3rd quarter, 2000

AVERAGE ANNUAL TOTAL RETURNS
For the periods ending December 31, 2000

                                                                      SINCE
                                                                      INCEPTION
                                                  PAST 1 YEAR         (11/30/98)
--------------------------------------------------------------------------------
CLASS A SHARES                                    -3.20%              1.04%
--------------------------------------------------------------------------------
CLASS B SHARES                                    -3.74%              1.73%
--------------------------------------------------------------------------------
CLASS C SHARES                                    -0.02%              2.98%
--------------------------------------------------------------------------------
LEHMAN AGGREGATE BOND INDEX                       11.63%              5.14%
--------------------------------------------------------------------------------
LIPPER MULTI-SECTOR INCOME FUNDS INDEX            -0.36%              0.22%
--------------------------------------------------------------------------------

The performance for Class A shares reflects the deduction of the maximum front-end sales load and the performance for Class B and Class C shares reflects the deduction of the applicable contingent deferred sales load.

Fees and expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT):

                                MAXIMUM SALES CHARGE            MAXIMUM DEFERRED SALES
                                (LOAD) WHEN YOU BUY             CHARGE (LOAD) SHOWN AS
                                SHARES, SHOWN AS % OF THE       LOWER OF ORIGINAL PURCHASE
                                OFFERING PRICE(1)               PRICE OR REDEMPTION PROCEEDS
--------------------------------------------------------------------------------------------
CLASS A SHARES                  4.50%                           NONE
--------------------------------------------------------------------------------------------
CLASS B SHARES                  NONE                            5.00%
--------------------------------------------------------------------------------------------
CLASS C SHARES                  NONE                            1.00%
--------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)*

                                                                           TOTAL ANNUAL
                    MANAGEMENT        DISTRIBUTION       OTHER             FUND OPERATING
CLASS OF SHARES     FEE               (12B-1) FEE        EXPENSES          EXPENSES
--------------------------------------------------------------------------------------------
CLASS A             0.50%             0.25%              2.05%#            2.80%#
--------------------------------------------------------------------------------------------
CLASS B             0.50%             0.75%              2.05%#            3.30%#
--------------------------------------------------------------------------------------------
CLASS C             0.50%             0.75%              2.05%#            3.30%#
--------------------------------------------------------------------------------------------

(1) The offering price is the net asset value of the shares purchased plus any sales charge.

*     The table is based on expenses incurred in the most recent fiscal year.

# Restated from the most recent fiscal year to reflect current expense arrangements.


The actual Management Fee is currently expected to be 0.00%, Distribution Fees are expected to be 0.10% for Class A shares and 0.60% for Class B and Class C shares, Other Expenses are expected to be 1.15% and the Total Annual Fund Operating Expenses are expected not to exceed 1.25% for Class A shares, 1.75% for Class B and Class C shares. That's because J.P. Morgan Fleming Asset Management (USA), Inc. (JPMFAM (USA)) and some of the Fund's other service providers have volunteered not to collect a portion of their fees and to reimburse others. JPMFAM (USA) and these other service providers may end this arrangement at any time. The table does not reflect charges or credits you might incur if you invest through a financial institution.

J.P. MORGAN STRATEGIC INCOME FUND


EXAMPLE This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:

o     you invest $10,000

o     you sell all your shares at the end of the period

o     your investment has a 5% return each year

o     you reinvest all your dividends, and

o the Fund's operating expenses are not waived and remain the same as shown above.

Although your actual costs may be higher or lower, based on these assumptions:

IF YOU SELL YOUR SHARES YOUR COSTS WOULD BE:

                                  1 YEAR        3 YEARS         5 YEARS         10 YEARS
------------------------------------------------------------------------------------------
CLASS A SHARES*                   $720          $1,279          $1,863          $3,437
------------------------------------------------------------------------------------------
CLASS B SHARES**                  $833          $1,315          $1,922          $3,481***
------------------------------------------------------------------------------------------
CLASS C SHARES**                  $433          $1,015          $1,722          $3,595
------------------------------------------------------------------------------------------

IF YOU DON'T SELL YOUR SHARES YOUR COSTS WOULD BE:

                                  1 YEAR        3 YEARS         5 YEARS         10 YEARS
------------------------------------------------------------------------------------------
CLASS B SHARES                    $333          $1,015          $1,722          $3,481***
------------------------------------------------------------------------------------------
CLASS C SHARES                    $333          $1,015          $1,722          $3,595
------------------------------------------------------------------------------------------

*     Assumes sales charge is deducted when shares are purchased.

**    Assumes applicable deferred sales charge is deducted when shares are sold.

*** Reflects conversion of Class B shares to Class A shares after they have been owned for eight years.

--------------------------------------------------------------------------------
J.P. MORGAN INTERMEDIATE BOND FUND
--------------------------------------------------------------------------------

The Fund's objective

The Fund seeks as high a high level of income as possible as is consistent with reasonable risk.

The Fund's main investment strategy

Under normal market conditions, the Fund will invest at least 65% of its total assets in a broad range of investment-grade debt securities. These include debt securities issued by the U.S. government and its agencies and authorities, investment-grade corporate bonds and other fixed income securities.

The Fund may also invest in debt securities rated Baa(3) or higher by Moody's Investors Service, Inc. (Moody's), BBB- or higher by Standard & Poor's Corporation (S&P) or the equivalent by another national rating organization or unrated securities of comparable quality.

The Fund's dollar-weighted average maturity is between three and ten years.

The Fund may make substantial investments in foreign debt securities, including securities of issuers in developing countries, as long as they meet the Fund's credit quality standards.

The Fund develops an appropriate portfolio strategy by selecting among various sectors (for example, corporate bonds, U.S. government debt, mortgage-backed securities or asset-backed securities) and securities. When making these selections, the advisers use a relative value investment approach as well as extensive analyses of the securities' creditworthiness and structures. The advisers seek to spread the Fund's investments across a

J.P. MORGAN INTERMEDIATE BOND FUND


variety of sectors to maximize diversification and liquidity.

The advisers also actively manage the duration of the Fund's portfolio.

In determining if a sector or security is relatively undervalued, the advisers look to whether different sectors and securities are appropriately priced given their risk characteristics and the fundamental (such as economic growth or inflation outlook) and technical (such as supply and demand) factors in the market at any point in time. The advisers may change the emphasis that they place on each of these factors from time to time. In addition, research plays an important role in the advisers' relative value investment process. The research effort incorporates both fundamental and quantitative analysis.

In determining whether to sell a debt security, the advisers will use the same type of analysis that they use in buying debt securities in order to determine whether the debt security is still undervalued. This may include selling those securities which have appreciated to meet their target valuations.

The frequency of yield curve shifts over the last few years has made yield curve strategies an important dimension of the Fund's overall investment strategy. Yield curves show the relationship between yields on similar debt securities with different maturities. The Fund may seek gains by investing in anticipation of yield curve movements.

The advisers consider several factors when choosing investments, including current yield, preservation of original investment, maturity, credit quality, ease of buying and selling and yield to maturity. The advisers will adjust the portfolio as market conditions change.

The Fund may invest in floating rate securities, the interest rates of which adjust automatically whenever a specified interest rate changes, and in variable rate securities, the interest rates of which are changed periodically.

The Fund may invest in mortgage-related securities issued by governmental entities and private issuers. These may include investments in collateralized mortgage obligations and principal-only and interest-only stripped mortgage-backed securities.

The Fund may enter into "dollar rolls," in which the Fund sells mortgage-backed securities and at the same time contracts to buy back very similar securities on a future date. It may also buy asset-backed securities. These receive a stream of income from a particular asset, such as credit card receivables.

The Fund may also invest in high-quality, short-term money market instruments, repurchase agreements and derivatives, which are financial instruments whose value is based on another security, index or exchange rate. The Fund may use derivatives to hedge various market risks or to increase the Fund's income or gain.

To temporarily defend its assets, the Fund may put any amount of its assets in high quality money market instruments and repurchase agreements.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

FREQUENCY OF TRADING

The Fund may trade securities actively, which could increase transaction costs (and lower performance) and increase your taxable dividends.

J.P. MORGAN INTERMEDIATE BOND FUND


The Fund's main investment risks

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in Intermediate Bond Fund.

The Fund may not achieve its objective if the advisers' expectations regarding particular securities or markets are not met.

The value of fixed-income investments such as bonds tends to fall when prevailing interest rates rise. Such a drop in value could be worse if the Fund invests a larger portion of its assets in debt securities with longer maturities. Long-term debt securities are more sensitive to interest rate changes than other fixed-income securities. Note that conversely the value of fixed income investments tends to increase when prevailing interest rates fall.

When the Fund invests in mortgage-related securities, the value of the Fund could change more often and to a greater degree than if it did not buy mortgage-backed securities. The prepayment features on some mortgage-related securities make them more sensitive to interest rate changes. Mortgage-related securities are subject to scheduled and unscheduled principal payments as property owners pay down or prepay their mortgages. As these payments are received, they must be reinvested when interest rates may be lower than on the original mortgage security. When interest rates are rising, the value of fixed-income securities with prepayment features are likely to decrease as much or more than securities without prepayment features. In addition, while the value of fixed-income securities will generally increase when interest rates decline, the value of mortgage-related securities with prepayment features may not increase as much as securities without prepayment features.


Investments in the Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

Collateral mortgage obligations are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which the Fund invests may be more volatile and may be subject to higher risk of nonpayment.

The value of interest-only and principal-only mortgage backed securities are more volatile than other types of mortgage-related securities. They are very sensitive not only to changes in interest rates, but also to the rate of prepayments. A rapid or unexpected increase in prepayments can significantly depress the price of interest-only securities, while a rapid or unexpected decrease could have the same effect on principal-only securities. In addition, these instruments may be illiquid.

Certain securities which the Fund may hold, such as stripped obligations and zero coupon securities, are more sensitive to changes in interest rates than ordinary interest-paying securities. As a result, they may be more volatile than other types of investments.

Investments in foreign issuers may be riskier than investments in the United States. They may be affected by political, social and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that do not match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. If the Fund were to invest in a security which is not denominated in U.S. dollars, it also would be subject to currency exchange risk. These risks increase when investing in issuers located in developing countries.

The Fund's performance will depend on the credit quality of its investments. Securities which are rated Baa(3) by Moody's or BBB- by S&P may have fewer protective provisions and are generally riskier than higher rated securities. The issuer may have trouble making principal and interest payments when difficult economic conditions exist.

Some asset-backed securities may have additional risk because they may receive little or no collateral protection from the underlying assets.

Because the interest rate changes on floating and variable rate securities, the Fund's yield may decline and it may lose the opportunity for capital appreciation when interest rates decline.

Dollar rolls, forward commitments and repurchase agreements involve some risk to the Fund if the other party does not live up to its obligations under the agreement.

Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic conditions than other types of investments. If they are used for non-hedging purposes, they could cause losses that exceed the Fund's original investment.

If the Fund departs from its investment policies during temporary defensive periods, it may not achieve its investment objective.

J.P. MORGAN INTERMEDIATE BOND FUND


The Fund's past performance

This section shows the Fund's performance record. The bar chart shows how the performance of the Fund's Class A shares has varied from year to year. This provides some indication of the risks of investing in the Fund. The table shows the average annual return over the past year, five years and ten years. It compares that performance to the Lehman Intermediate Gov't/Credit Index and Lehman Aggregate Bond Index, widely recognized market benchmarks, and the Lipper Intermediate Investment Grade Debt Funds Index. In the past, the Fund has compared its performance to the Lehman Intermediate Gov't/Credit Index, but in the future, the Fund intends to compare its performance to the Lehman Aggregate Bond Index instead. It is believed that the new benchmark is more appropriate since it more accurately reflects the Fund's investment strategy.

Because Class A shares were not launched until February 16, 2001, the performance shown is based on performance for Institutional Class shares of the Fund. The actual returns of Class A shares would have been lower than shown because Class A shares have higher expenses than Institutional Class shares.

On January 1, 1997, the Fund received the assets of a common trust fund which had been maintained by Chase. The performance of the Fund's Institutional Class before that date is based on the historical performance of that common trust fund. The historical performance of shares of the predecessor common trust fund has been adjusted to reflect the Fund's Institutional Class expense levels (absent reimbursements) that were in place at the time the Fund received the common trust fund assets. For more information, see the Fund's Statement of Additional Information.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than those shown.

YEAR-BY-YEAR RETURNS

Past performance does not predict how this Fund will perform in the future.

The performance figures in the bar chart do not reflect any deduction for the front-end sales load which is assessed on Class A shares. If the load were reflected, the performance figures would have been lower.

The bars for 1991-2000 are based upon performance for Institutional Class shares of the Fund.

   [The following table was depicted as a bar chart in the printed material.]

1991           16.06%

1992            6.38%

1993           10.41%

1994           -5.37%

1995           18.39%

1996            1.92%

1997            7.93%

1998            7.22%

1999           -0.32%

2000           10.22%

--------------------------------------------------------------------------------
BEST QUARTER                                                               6.32%
--------------------------------------------------------------------------------
                                                               2nd quarter, 1995

--------------------------------------------------------------------------------
WORST QUARTER                                                             -3.78%
--------------------------------------------------------------------------------
                                                               1st quarter, 1994

AVERAGE ANNUAL TOTAL RETURNS
For the periods ending December 31, 2000

                                           PAST 1 YEAR     PAST 5 YEARS   PAST 10 YEARS
---------------------------------------------------------------------------------------
CLASS A SHARES                              5.27%          4.36%          6.58%
---------------------------------------------------------------------------------------
LEHMAN INTERMEDIATE GOV'T/
CREDIT INDEX                               10.12%          6.11%          7.36%
---------------------------------------------------------------------------------------
LEHMAN AGGREGATE BOND INDEX                11.63%          6.46%          7.96%
---------------------------------------------------------------------------------------
LIPPER INTERMEDIATE INVESTMENT
GRADE DEBT FUNDS INDEX                     10.58%          5.86%          7.52%
---------------------------------------------------------------------------------------

The performance for Class A shares reflects the deduction of the maximum front-end sales load.

Because Class A shares were not launched until February 16, 2001, the performance shown is based on performance for Institutional Class shares of the Fund. The actual returns of Class A shares would have been lower than shown because Class A shares have higher expenses than Institutional Class shares.

Fees and expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                MAXIMUM SALES CHARGE            MAXIMUM DEFERRED SALES
                                (LOAD) WHEN YOU BUY             CHARGE (LOAD) SHOWN AS
                                SHARES, SHOWN AS % OF THE       LOWER OF ORIGINAL PURCHASE
                                OFFERING PRICE(1)               PRICE OR REDEMPTION PROCEEDS
--------------------------------------------------------------------------------------------
CLASS A SHARES                  4.50%                           NONE
--------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)*

                                                                           TOTAL ANNUAL
                    MANAGEMENT        DISTRIBUTION       OTHER             FUND OPERATING
CLASS OF SHARES     FEE               (12B-1) FEES       EXPENSES          EXPENSES
--------------------------------------------------------------------------------------------
CLASS A             0.30%             0.25%              0.85%             1.40%
--------------------------------------------------------------------------------------------

(1) The offering price is the net asset value of the shares purchased plus any sales charge.

*     The table is based on estimated expenses for the current fiscal year.


The actual Distribution Fees are currently expected to be 0.00%, actual Other Expenses are expected to be 0.60% and Total Annual Fund Operating Expenses for Class A shares are not expected to exceed 0.90%. That's because J.P. Morgan Fleming Asset Management (USA), Inc. (JPMFAM (USA)) and some of the Fund's other service providers have volunteered not to collect a portion of their fees and to reimburse others. JPMFAM (USA) and these other service providers may terminate this arrangement at any time.


The table does not reflect charges or credits which you might incur if you invest through a financial institution.

J.P. MORGAN INTERMEDIATE BOND FUND


EXAMPLE This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:

o     you invest $10,000

o     you sell all your shares at the end of the period

o     your investment has a 5% return each year

o     you reinvest all your dividends, and

o the Fund's operating expenses are not waived and remain the same as shown above.

Although your actual costs may be higher or lower, based on these assumptions, your cost would be:

                             1 YEAR        3 YEARS        5 YEARS       10 YEARS
--------------------------------------------------------------------------------
CLASS A SHARES*              $586          $873           $1,181        $2,054
--------------------------------------------------------------------------------

*     Assumes sales charge is deducted when shares are purchased.

--------------------------------------------------------------------------------
FUNDS' INVESTMENT ADVISER
--------------------------------------------------------------------------------


J.P. Morgan Fleming Asset Management (USA), Inc. (JPMFAM (USA)) is the investment adviser to the Funds and makes the day-to-day investment decisions for each Fund. JPMFAM (USA) is a wholly owned subsidiary of J.P. Morgan Chase & Co. (J.P. Morgan Chase), a bank holding company. JPMFAM (USA) provides the Funds with investment advice and supervision. JPMFAM (USA) provides discretionary investment services to institutional clients and is located at 1211 Avenue of the Americas New York, NY 10036.

Prior to February 28, 2001 the adviser to the Funds was The Chase Manhattan Bank (Chase). During the most recent fiscal year ended, Chase was paid management fees (net of waivers), as shown below, as a percentage of average daily net assets:



                                                 Fiscal Year
Fund                                                Ended            %
--------------------------------------------------------------------------------
Short-Term Bond Fund II                         Oct. 31, 2000      0.00%
U.S. Treasury Fund                              Oct. 31, 2000      0.30%
Bond Fund II                                    Oct. 31, 2000      0.30%
Strategic Income Fund                           Oct. 31, 2000      0.00%
Intermediate Bond Fund                          Oct. 31, 2000      0.30%


State Street Research & Management Company (SSR) is the sub-adviser to the Strategic Income Fund. SSR is a wholly-owned subsidiary of the Metropolitan Life Insurance Company. JPMFAM (USA) makes the day-to-day investment decisions for each Fund, except that SSR makes the day-to-day investment decisions for the portion of the Strategic Income Fund that is

FUNDS' INVESTMENT ADVISER

allocated to lower-rated high yield securities of U.S. issuers (including convertible securities and preferred stock). JPMFAM (USA) pays SSR a sub-advisory fee for their services. SSR also provides discretionary investment services to institutional and other clients. SSR is located at One Financial Center Boston, Massachusetts 02111.

Portfolio Managers


SHORT-TERM BOND FUND II

The portfolio managers are Tim Neumann, Head of Taxable Core Investment Group at Chase, and Lynn Chen. Mr. Neumann has been responsible for the Fund since February 2001. Mr. Neumann has been active in the asset management business since 1984 with experience in both managing and trading fixed income portfolios. Before joining Chase in 1997, Mr. Neumann was the portfolio manager for Lehman Brothers Global Asset Management mortgage-backed securities accounts. Prior to Lehman, he managed fixed income portfolios at Allstate Insurance. Ms. Chen, a Vice President at Chase, has been responsible for the management of the Fund since February 2001. Ms. Chen joined Chase in 1997. Between 1990 and 1997, she was a portfolio manager at Nippon Life Insurance.


U.S. TREASURY INCOME FUND


A team of investment managers with Chase led by Mr. Neumann is responsible for the management of the Fund.

BOND FUND II

Portfolio manager is Mr. Neumann. Mr. Neumann has been responsible for the Fund since October of 1999.


STRATEGIC INCOME FUND

Craig Blessing, a Vice President and the Head of Emerging Market Fund Income Group at Chase, and Leonard Lovito, a Vice President and Senior Portfolio Manager at Chase, have been responsible for the management of the Fund since its inception. Mr. Blessing joined Chase in 1996. Between 1992 and 1996, he was Director of the Fund Management Group and Portfolio Manager for emerging market funds at Serfin Securities, Inc. From 1985 to 1992, Mr. Blessing was a Vice President at Bank of America, where he was a founding member and co-head of the Emerging Market Debt Sales & Trading Group. Mr. Lovito joined Chase in 1998. Prior to joining Chase, from 1984 to 1998, Mr. Lovito was Vice President at J & W Seligman & Co., Inc. where he managed a number of fixed income portfolios and mutual funds. Prior to joining Seligman, Mr. Lovito was a senior Securities Administrator in the investment department of the Dime Savings Bank of New York.


Kim M. Peters, a Senior Vice President of SSR, has been responsible for management of the Fund's lower rated, high yield securities of U.S. issuers since November 2000. Mr. Peters joined SSR in 1986 and manages other mutual fund and institutional accounts that invest in high yield and other securities.

INTERMEDIATE BOND FUND

The portfolio manager is Mr. Lovito. He has been responsible for the Fund since July 1998.

--------------------------------------------------------------------------------
HOW YOUR ACCOUNT WORKS
--------------------------------------------------------------------------------

About sales charges


You are required to pay a sales charge to buy shares in the Funds. There are also ongoing charges that all investors pay as long as they own their shares, as explained later.


There are three classes of shares, each with its own charges: Class A shares, Class B shares and Class C shares. Class A shares have a charge you pay when you invest. Class B shares have a deferred sales charge. You don't pay any charge when you buy Class B shares, but you may have to pay a charge when you sell them, depending on how long you hold them. Class C shares also have a deferred sales charge you may have to pay if you sell your shares within one year of buying them.


Short-Term Bond Fund II and Intermediate Bond Fund offer Class A shares only. U.S. Treasury and Bond Fund II offer Class A and Class B shares. Strategic Income Fund offers classes A, B and C.


There are a number of plans and special discounts which can decrease or even eliminate these charges.

This section explains how the three sales charges work.

CLASS A SHARES

The initial sales charge is deducted directly from the money you invest. As the table shows, the charge is lower the more you invest. The public offering price of Class A shares is the net asset value plus the initial sales charge. Net asset value is the value of everything a Fund owns, minus everything it owes, divided by the number of shares held by investors. The Funds receive the net asset value.


The following chart shows the sales charge for all the Funds except Short-Term Bond Fund II.


                     TOTAL SALES CHARGE

                     AS % OF THE    AS %
                     OFFERING       OF NET
AMOUNT OF            PRICE          AMOUNT
INVESTMENT           PER SHARE      INVESTED
--------------------------------------------
LESS THAN
$100,000             4.50%          4.71%
--------------------------------------------
$100,000 BUT
UNDER $250,000       3.75%          3.90%
--------------------------------------------
$250,000 BUT
UNDER $500,000       2.50%          2.56%
--------------------------------------------
$500,000 BUT
UNDER $1 MILLION     2.00%          2.04%
--------------------------------------------

There is no sales charge for investments of $1 million or more.

The following chart shows the sales charge for the Short-Term Bond Fund.

                     TOTAL SALES CHARGE

                     AS % OF THE    AS %
                     OFFERING       OF NET
AMOUNT OF            PRICE          AMOUNT
INVESTMENT           PER SHARE      INVESTED
--------------------------------------------
LESS THAN
$100,000             1.50%          1.52%
--------------------------------------------
$100,000 BUT
UNDER $250,000       1.00%          1.00%
--------------------------------------------
$250,000 BUT
UNDER $500,000       0.50%          0.50%
--------------------------------------------
$500,000 BUT
UNDER $1 MILLION     0.25%          0.25%
--------------------------------------------

CLASS B SHARES


The deferred sales charge is deducted directly from your assets when you sell your shares. It is a percentage of the original purchase price or the current value of the shares, whichever is lower. As the table shows, the deferred sales charge gets lower the longer you hold the shares and disappears altogether after six years. Class B shares automatically convert into Class A shares at the beginning of the ninth year after you bought them.


YEAR         DEFERRED SALES CHARGE
-----------------------------------------
1            5%
-----------------------------------------
2            4%
-----------------------------------------
3            3%
-----------------------------------------
4            3%
-----------------------------------------
5            2%
-----------------------------------------
6            1%
-----------------------------------------
7            NONE
-----------------------------------------
8            NONE
-----------------------------------------

We calculate the deferred sales charge from the month you buy your shares. We always sell the shares with the lowest deferred sales charge first. Shares acquired by reinvestment distribution can be sold without a deferred sales charge.

HOW YOUR ACCOUNT WORKS

CLASS C SHARES


The deferred sales charge is deducted directly from your assets when you sell your shares. It is equal to the lower of 1% of the original purchase price or the current value of the shares. The deferred sales charge on Class C shares disappears altogether after one year. We calculate the deferred sales charge from the month you buy your shares. We always sell the shares with the lowest deferred sales charge first.


Like Class B shares, Class C shares have higher combined distribution and service fees. Unlike Class B shares, Class C shares are never converted to Class A shares. That means you keep paying the higher service and distribution fees as long as you hold them. Over the long term, this can add up to higher total fees than either Class A or Class B shares.


JPM Fund Distributors Inc. (JPM) is the distributor for the Funds. It is a subsidiary of The BISYS Group, Inc. and is not affiliated with Chase.


The Strategic Income Fund has adopted Rule 12b-1 distributions plans under which it pays annual distribution fees at the following rates:


o     up to 0.25% of the average daily net assets attributed to class A shares;

o     up to 0.75% of the average daily net assets attributed to Class B shares;
      and


o     up to 0.75% of the average daily net assets attributed to Class C shares.

The U.S. Treasury Income Fund and Bond Fund have each adopted Rule 12b-1 distribution plans under which they pay annual distribution fees at the following rates:


o     up to 0.25% of the average daily net assets attributed to Class A shares;
      and


o     up to 0.75% of the average daily net assets attributed to Class B shares.


The Short-Term Bond Fund II and the Intermediate Bond Fund have adopted a Rule 12b-1 distribution plan under which they pay annual distribution fees of up to 0.25% of the average daily net assets attributed to Class A shares.


These payments cover such things as compensation for services provided by broker-dealers and expenses connected to the sale of shares. Payments are not tied to actual expenses incurred.

Because 12b-1 expenses are paid out of a Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than other types of sales charges.

WHICH CLASS OF SHARES IS BEST?


Your decision about which class of shares to buy depends on a number of factors, including the amount you buy and how long you intend to hold your shares. If you have no plans to sell your shares for at least six years and you would prefer not to pay an up-front sales charge, you may consider buying Class B shares.

Class A shares may be a good choice if you qualify to have the sales charge reduced or eliminated. In almost all cases, if you plan to buy $250,000 of shares or more, Class A is the most economical choice.


Class C shares may be best if you prefer not to pay an initial sales charge and you are not sure how long you intend to hold your investment.


You should also consider the distribution and service fees, which are lower for Class A shares. These fees appear in the table called Annual operating expenses deducted from the Fund's assets for each fund.

Your investment representative may be able to advise you about the best class of shares for you.

Buying Fund shares

You can buy shares three ways:

Through your investment representative

Tell your representative which Funds you want to buy and he or she will contact us. Your representative may charge you a fee and may offer additional services, such as special purchase and redemption programs. Some representatives charge a single fee that covers all services. Your representative may impose different minimum investments and earlier deadlines to buy and sell shares.


Through the J.P. Morgan Funds Service Center

Call 1-800-348-4782


Or

Complete the application form and mail it along with a check for the amount you want to invest to:


J.P. Morgan Funds Service Center,
P.O. Box 219392
Kansas City, MO 64121-9392


Through a Systematic Investment Plan


You can make regular automatic purchases of at least $100. Later sections discuss the Systematic Investment Plan.

                                    --------

Whether you choose Class A, Class B or Class C shares, the price of the shares is based on the net asset value per share (NAV). NAV is the value of everything a Fund owns, minus everything it owes, divided by the number of shares held by investors. You will pay the public offering price which is based on the next NAV calculated after the J.P. Morgan Funds Service Center accepts your instructions. Each Fund calculates its NAV once each day at the close of regular trading on the New York Stock Exchange. Each Fund generally values its assets at their market value but may use fair value if market prices are unavailable. The J.P. Morgan Funds Service Center will not accept your order until it is in proper form. An order is in proper form only after payment is converted into federal funds.

HOW YOUR ACCOUNT WORKS


The J.P. Morgan Funds Service Center accepts purchase orders on any business day that the New York Stock Exchange is open. Normally, if the J.P. Morgan Funds Service Center receives your order in proper form by the close of regular trading on the New York Stock Exchange, we will process your order at that day's price.


You must provide a Social Security Number or Taxpayer Identification Number when you open an account. Each Fund has the right to refuse any purchase order or to stop offering shares for sale at any time.

TO OPEN AN ACCOUNT, BUY OR SELL SHARES OR GET FUND INFORMATION, CALL:


--------------------------------------------------------------------------------
THE J.P. MORGAN FUNDS SERVICE CENTER
--------------------------------------------------------------------------------
1-800-348-4782
--------------------------------------------------------------------------------


MINIMUM INVESTMENTS

----------------------------------------
TYPE OF          INITIAL     ADDITIONAL
ACCOUNT          INVESTMENT  INVESTMENTS
----------------------------------------
REGULAR
ACCOUNT          $2,500      $100
----------------------------------------
SYSTEMATIC
INVESTMENT
PLAN             $1,000      $100
----------------------------------------
IRAS             $1,000      $100
----------------------------------------
SEP-IRAS         $1,000      $100
----------------------------------------
EDUCATION
IRAS             $  500      $100
----------------------------------------


Make your check out to J.P. Morgan Funds in U.S. dollars. We won't accept credit cards, cash, or checks from a third party. You cannot sell your shares until your check has cleared, which could take more than 15 calendar days. If you buy through an Automated Clearing House, you cannot sell your shares until the payment clears. That could take more than seven business days.

Your purchase will be canceled if your check doesn't clear and you will be responsible for any expenses and losses to the Funds. Orders by wire will be canceled if the J.P. Morgan Funds Service Center does not receive payment by 4:00 p.m. Eastern time on the day you buy.


If you're planning to exchange, sell or transfer shares to another person shortly after buying the shares, you should pay by certified check to avoid delays. The Funds will not issue certificates for Class A or Class C shares unless you request them and they will not issue certificates for Class B shares.

Selling Fund shares

You can sell your shares three ways:

Through your investment representative


Tell your representative which Funds you want to sell. He or she will send the necessary documents to the J.P. Morgan Funds Service Center. Your representative might charge you for this service.

Through the J.P. Morgan Funds Service Center

Call 1-800-348-4782. We will mail you a check or send the proceeds via electronic transfer or wire. You cannot sell by phone if you have changed your address of record within the previous 30 days. If you sell shares of Funds worth $25,000 or more of Funds by phone, we will send it by wire only to a bank account on our records.

We charge $10 for each transaction by wire.

Or

Send a signed letter with your instructions to:


J.P. Morgan Funds Service Center,
P.O. Box 219392
Kansas City, MO 64121-9392


Through a Systematic Withdrawal

You can automatically sell as little as $50 worth of Plan shares. See Shareholder Services.


You can sell your shares on any day the J.P. Morgan Funds Service Center is accepting purchase orders. You will receive the next NAV calculated after the J.P. Morgan Funds Service Center accepts your order, less any applicable sales charges.

Under normal circumstances, if the J.P. Morgan Funds Service Center receives your order before the close of regular trading on the New York Stock Exchange, a Fund will send you the proceeds the next business day. We will not accept an order to sell shares if the Fund hasn't collected your payment for the shares. Each Fund may stop accepting orders to sell and may postpone payments for more than seven days, as federal securities laws permit.

You will need to have signatures guaranteed for all registered owners or their legal representative if "you want to sell shares with a net asset value of $100,000 or more" or you want your payment to be sent to an address other than the one we have in our records.

We may also need additional documents or a letter from a surviving joint owner before selling the shares. Contact the J.P. Morgan Funds Service Center for more details.


Exchanging Fund shares


You can exchange your shares for shares of the same class of certain other J.P. Morgan Funds at net asset value, beginning 15 days after you buy your shares. For tax purposes, an exchange is treated as a sale of Fund shares. This will generally result in a capital gain or loss to you.

You can exchange your shares in one of three ways:


Through your investment representative


Tell your representative from which Funds and to which Fund you want to exchange your shares from and to. He or she will send the necessary documents to the J.P. Morgan Funds Service Center. Your representative might charge you for this service.

Through the J.P. Morgan Funds Service Center

Call 1-800-348-4782 to ask for details.


Through a Systematic Exchange Plan


You can automatically exchange money from one J.P. Morgan account to another of the same class. Call the J.P. Morgan Funds Service Center for details.

HOW YOUR ACCOUNT WORKS


If you exchange Class B or Class C shares of a Fund for Class B or Class C shares of another J.P. Morgan Fund you will not pay a deferred sales charge until you sell the shares of the other Fund. The amount of deferred sales charge will be based on when you bought the original shares, not when you made the exchange. Carefully read the prospectus of the Fund you want to buy before making an exchange. You will need to meet any minimum investment requirements.


You should not exchange shares as means of short-term trading as this could increase management cost and affect all shareholders. We reserve the right to limit the number of exchanges or to refuse an exchange. We may also terminate this privilege. We charge an administration fee of $5 for each exchange if you make more than 10 exchanges in a year or three in a quarter. See the Statement of Additional Information to find out more about the exchange privilege.

Other information concerning the Funds


We may close your account if you sell your shares and the balance falls below $500. We may also close the account if you are in the Systematic Investment Plan and fail to meet investment minimums over a 12-month period. We will give you 60 days notice before closing your account.

Unless you indicate otherwise on your account application, we are authorized to act on redemption and transfer instructions received by phone. If someone trades on your account by phone, we will ask that person to confirm your account registration and address to make sure they match those you provided us. If they give us the correct information, we are generally authorized to follow that person's instructions. We will take all reasonable precautions to confirm that the instructions are genuine. Investors agree that they will not hold a Fund liable for any loss or expenses from any sales request, if the Fund takes reasonable precautions. The Funds will be liable for any losses to you from an unauthorized sale or fraud against you if we do not follow reasonable procedures.

You may not always reach the J.P. Morgan Funds Service Center by telephone. This may be true at times of unusual market changes and shareholder activity. You can mail us your instructions or contact your investment representative or agent. We may modify or cancel the sale of shares by phone without notice.


The Funds have agreements with certain shareholder servicing agents (including Chase) under which the shareholder servicing agents have agreed to provide certain support services to their customers. For performing these services, each shareholder servicing agent receives an annual fee of up to 0.25% of the average daily net assets of the Class A, Class B and Class C shares of the Funds held by investors by the shareholder servicing agent.

Chase and/or VFD may, at their own expense, make additional payments to certain selected dealers or other shareholder servicing agents for performing administrative services for their customers. The amount may be up to an additional 0.10% annually of the average net assets of each Fund attributable to shares of the Funds held by customers of those shareholder servicing agents.


Each Fund may issue multiple classes of shares. This prospectus relates only to Class A shares of the Short-Term Bond Fund II and Intermediate Bond Fund. Class A and Class B shares of the U.S. Treasury Income Fund and Bond Fund II and Class A, Class B and Class C shares of the Strategic Income Fund. Each class may have different requirements for who may invest, and may have different sales charges and expense levels. A person who gets compensated for selling Fund shares may receive a different amount for each class.


Chase and its affiliates and the Funds and their affiliates, agents and subagents may share information about shareholders and their accounts with each other and with others unless this sharing is prohibited by contract. This information can be used for a variety of purposes, including offering investment and insurance products to shareholders.

Distributions and taxes

The Funds can earn income and they can realize capital gain. The Funds deduct any expenses then pay out these earnings to shareholders as distributions.


The U.S. Treasury Income Fund, and the Intermediate Bond Fund declare dividends on a daily basis. The Bond Fund II, Strategic Income Fund and Short-Term Bond Fund II declare dividends on a monthly basis. All funds distribute the net investment income monthly. Net capital gain is distributed annually. You have three options for your distributions. You may:


o     reinvest all of them in additional Fund shares without a sales charge;

o take distributions of net investment income in cash or as a deposit in a pre-assigned bank account and reinvest distributions of net capital gain in additional shares; or

o take all distributions in cash or as a deposit in a pre-assigned bank account.


If you do not select an option when you open your account, we will reinvest all distributions. If your distributions are reinvested, they will be in the form of shares of the same class. The taxation of dividends will not be affected by the form in which you receive them.


Dividends of net investment income are usually taxable as ordinary income at the federal, state and local levels. The state or municipality where you live may not charge you state and local taxes on tax-exempt interest earned on certain bonds. Dividends earned on bonds issued by the U.S. government and its agencies

HOW YOUR ACCOUNT WORKS

may also be exempt from some types of state and local taxes.

If you receive distributions of net capital gain, the tax rate will be based on how long a Fund held a particular asset, not on how long you have owned your shares. If you buy shares just before a distribution, you will pay tax on the entire amount of the taxable distribution you receive, even though the NAV will be higher on that date because it includes the distribution amount.

Each Fund expects that its distributions will consist primarily of ordinary income. Early in each calendar year, each Fund will send you a notice showing the amount of distributions you received in the preceding year and the tax status of those distributions.

The above is only a general summary of tax implications of investing in the Funds. Please consult your tax adviser to see how investing in a Fund will affect your own tax situation.

--------------------------------------------------------------------------------
SHAREHOLDER SERVICES
--------------------------------------------------------------------------------

SYSTEMATIC INVESTMENT PLAN

Regularly invest $100 or more in the first or third week of any month. The money is automatically deducted from your checking or savings account.


You can set up a plan when you open an account by completing the appropriate section of the application. Current shareholders can join by sending a signed letter and a deposit slip or void check to the J.P. Morgan Funds Service Center. Call 1-800-348-4782 for complete instructions.


SYSTEMATIC WITHDRAWAL PLAN


Make regular withdrawals of $50 or more ($100 or more for Class B accounts). You can have automatic withdrawals made monthly, quarterly or semiannually. Your account must contain at least $5,000 to start the plan. Call 1-800-348-4782 for complete instructions.


SYSTEMATIC EXCHANGE


Transfer assets automatically from one J.P. Morgan account to another on a regular basis. It's a free service.


FREE EXCHANGE PRIVILEGE


Exchange money between J.P. Morgan Funds in the same class without charge. This allows you to adjust your investments as your objectives change.

SHAREHOLDER SERVICES

REINSTATEMENT PRIVILEGE


You can buy back Class A shares you sell, without paying a sales charge, as long as you make a request in writing within 90 days of the sale. If you sell Class B or Class C shares on which you have paid a deferred sales charge, you can use the proceeds to buy Class A shares without a sales charge. You must buy the class A shares within 90 days of selling the Class B or Class C shares.


What the terms mean

COLLATERAL BOND OBLIGATIONS: products that are collateralized by a pool of higher yield, public or private fixed income securities.

COLLATERALIZED MORTGAGE OBLIGATIONS: debt securities that are collateralized by a portfolio of mortgages or mortgage-backed securities.

DEBT SECURITIES: securities used by issuers, such as governmental entities and corporations, to borrow money. The issuer usually pays a fixed, variable or floating rate of interest and repays the amount borrowed at the maturity date of the security. However, if a borrower issues a zero coupon debt security, it does not make regular interest payments.

DISTRIBUTION FEE: covers the cost of the distribution system used to sell shares to the public.


DOLLAR-WEIGHTED AVERAGE MATURITY: The average maturity of the Fund is the average amount of time until the issuers of the debt securities in the Fund's portfolio must pay off the principal amount of the debt. "Dollar-weighted" means the larger the dollar value of the debt security in the Fund's portfolio, the more weight it gets in calculating this average.


DURATION: A mathematical calculation of the average life of a bond that serves as a useful measure of its price risk. Each year of duration represents an expected 1% change in interest rates. For example, if a bond has an average duration of 4 years, its price will move 4% when interest rates move 1%.

FUNDAMENTAL ANALYSIS: method which concentrates on "fundamental" information about an issuer such as its financial statements, history, management, etc.

LIQUIDITY: Liquidity is the ability to easily convert investments into cash without losing a significant amount of money in the process.

MANAGEMENT FEE: a fee paid to the investment adviser to manage the Fund and make decisions about buying and selling the Fund's investments.

MATURITY: Maturity is the length of time until the issuer who sold a debt security must pay back the principal amount of the debt.

MORTGAGE-RELATED SECURITIES: securities that directly or indirectly represent an interest in, or are secured by and paid from, mortgage loans secured by real property.

OTHER EXPENSES: miscellaneous items, including transfer agency, administration, shareholder servicing, custody and registration fees.

REPURCHASE AGREEMENTS: A type of short-term investment in which a dealer sells securities to the Fund and agrees to buy them back later for a set price. The price includes interest. In effect, the dealer is borrowing the Fund's money for a short time, using the securities as collateral.

REVERSE REPURCHASE AGREEMENTS: A type of short-term transaction where the Fund sells securities to a dealer and agrees to buy them back later at a set price. In effect, the Fund is borrowing the dealer's money for a short time, using the securities as collateral.

SHAREHOLDER SERVICE FEE: a fee to cover the cost of paying shareholder servicing agents to provide certain support services for your account.

STRIPPED OBLIGATIONS: debt securities which are separately traded interest-only or principal-only components of an underlying obligation.

TECHNICAL ANALYSIS: method which focuses on historical pricing trends in an attempt to predict future price movements

VALUE APPROACH: approach focuses on identifying securities that the advisors believe are undervalued by the market as measured by certain financial formulas.

YIELD CURVE: measure showing relationship among yields of similar bonds with different maturities.

FINANCIAL HIGHLIGHTS

The Financial Highlights tables are intended to help you understand the Funds' financial performance for each of the past five years (or for the periods since shares were first offered). The total returns in the tables represent the rate an investor would have earned or lost on an investment in the Funds (assuming reinvestment of all dividends and distributions).

The tables set forth below provide selected per share data and ratios for one Class A share and, where applicable, one Class B share and one Class C share outstanding throughout each period shown.


This information is supplemented by financial statements including accompanying notes appearing in the Funds' Annual Report to Shareholders for the year ended October 31, 2000, which is incorporated by reference into the SAI. Shareholders may obtain a copy of this annual report by contacting the Funds or their Shareholder Servicing Agent.


The financial statements, which include the financial highlights, have been audited by PricewaterhouseCoopers LLP, independent accountants, whose report thereon is included in the Annual Report to Shareholders.

FINANCIAL HIGHLIGHTS

J.P. Morgan Short-Term Bond Fund II*

                                                   Year             Year             Year            Year      5/6/96***
CLASS A                                           ended            ended            ended           ended         through
                                               10/31/00         10/31/99         10/31/98        10/31/97        10/31/96
PER SHARE OPERATING PERFORMANCE
-------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                             $  9.94          $ 10.14          $ 10.10         $ 10.10         $ 10.03
-------------------------------------------------------------------------------------------------------------------------
  Income from investment operations:
    Net investment income                          0.56             0.46             0.53            0.58            0.26
    Net gains or losses in securities
    (both realized and unrealized)                (0.05)           (0.20)            0.02              --            0.07
                                                -------          -------          -------         -------         -------
    Total from investment operations               0.51             0.26             0.55            0.58            0.33

  Less distributions:
    Dividends from net investment income           0.56             0.46             0.51            0.58            0.26
    Distributions from capital gains                 --               --               --              --              --
                                                -------          -------          -------         -------         -------
    Total distributions                            0.56             0.46             0.51            0.58            0.26
-------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                  $  9.89          $  9.94          $ 10.14         $ 10.10         $ 10.10
-------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(1)                                    5.27%            2.64%            5.58%           5.91%           3.41%
=========================================================================================================================

RATIOS/SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)         $    19          $    22          $    19         $    10         $    10
-------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGES NET ASSETS:
-------------------------------------------------------------------------------------------------------------------------
  Expenses                                         0.75%            0.75%            0.76%           0.75%           0.75%
-------------------------------------------------------------------------------------------------------------------------
  Net investment income                            5.68%            4.58%            5.28%           5.76%           5.28%
-------------------------------------------------------------------------------------------------------------------------
  Expenses without waivers,
  reimbursements and earnings credits              1.37%            1.37%            1.44%           1.31%           1.45%
-------------------------------------------------------------------------------------------------------------------------
  Net investment income without waivers,
  reimbursements and earnings credits              5.06%            3.96%            4.60%           5.20%           4.58%
-------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                             139%             302%             439%            471%            158%
-------------------------------------------------------------------------------------------------------------------------

*     Formerly Chase Vista Short-Term Bond Fund.

***   Commencement of offering of class of shares.


#     Short periods have been annualized.

(1)   Total return figures do not include effect of any front-end sales load.

FINANCIAL HIGHLIGHTS


J.P. Morgan U.S. Treasury Income Fund*

                                                                  Year           Year            Year           Year           Year
CLASS A                                                          ended          ended           ended          ended          ended
                                                              10/31/00       10/31/99        10/31/98       10/31/97       10/31/96
PER SHARE OPERATING PERFORMANCE
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                           $  10.67       $  11.66        $  11.26       $  11.13       $  11.40
------------------------------------------------------------------------------------------------------------------------------------
  Income from investment operations:
    Net investment income                                         0.68           0.71            0.75           0.66           0.66
                     Net gains or losses in securities
    (both realized and unrealized                                 0.10          (0.99)           0.40           0.13          (0.27)
                                                              --------       --------        --------       --------       --------
    Total from investment operations                              0.78          (0.28)           1.15           0.79           0.39

  Less distributions:
    Dividends from net investment income                          0.68           0.71            0.75           0.66           0.66
    Distributions from capital gains                                --             --              --             --             --
                                                              --------       --------        --------       --------       --------
    Total distributions                                           0.68           0.71            0.75           0.66          0.660
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                $  10.77       $  10.67        $  11.66       $  11.26       $  11.13
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN(1)                                                   7.63%         (2.41%)         10.59%          7.35%          3.56%
====================================================================================================================================

RATIOS/SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                       $     41       $     69        $     63       $     85       $    111
------------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGES NET ASSETS:
------------------------------------------------------------------------------------------------------------------------------------
  Expenses                                                        0.75%          0.75%           0.79%          0.90%          0.90%
------------------------------------------------------------------------------------------------------------------------------------
  Net investment income                                           6.45%          6.40%           6.53%          5.97%          5.89%
------------------------------------------------------------------------------------------------------------------------------------
  Expenses without waivers,
  reimbursements and earnings credits                             1.30%          1.32%           1.30%          1.21%          1.29%
------------------------------------------------------------------------------------------------------------------------------------
  Net investment income without waivers,
  reimbursements and earnings credits                             5.90%          5.83%           6.02%          5.66%          5.50%
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                             29%            59%             75%           179%           103%
------------------------------------------------------------------------------------------------------------------------------------

                                                                 Year           Year            Year           Year            Year
CLASS B                                                         ended          ended           ended          ended           ended
                                                             10/31/00       10/31/99        10/31/98       10/31/97        10/31/96
PER SHARE OPERATING PERFORMANCE
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                           $ 10.67        $ 11.66         $ 11.25        $ 11.11         $ 11.37
------------------------------------------------------------------------------------------------------------------------------------
  Income from investment operations:
    Net investment income                                        0.59           0.61            0.65           0.58            0.57
                     Net gains or losses in securities
    (both realized and unrealized)                               0.08          (0.99)           0.41           0.13           (0.26)
                                                              -------        -------         -------        -------         -------
    Total from investment operations                             0.67          (0.38)           1.06           0.71            0.31

  Less distributions:
    Dividends from net investment income                         0.59           0.61            0.65           0.57            0.57
    Distributions from capital gains                               --             --              --             --              --
                                                              -------        -------         -------        -------         -------
    Total distributions                                          0.59           0.61            0.65           0.57            0.57
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                $ 10.75        $ 10.67         $ 11.66        $ 11.25         $ 11.11
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN(1)                                                  6.49%         (3.27%)          9.68%          6.56%           2.82%
====================================================================================================================================

RATIOS/SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                       $    16        $    16         $    14        $    11         $    11
------------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGES NET ASSETS:
------------------------------------------------------------------------------------------------------------------------------------
  Expenses                                                       1.64%          1.64%           1.64%          1.64%           1.64%
------------------------------------------------------------------------------------------------------------------------------------
  Net investment income                                          5.56%          5.51%           5.69%          5.24%           5.12%
------------------------------------------------------------------------------------------------------------------------------------
  Expenses without waivers,
  reimbursements and earnings credits                            1.80%          1.82%           1.79%          1.71%           1.79%
------------------------------------------------------------------------------------------------------------------------------------
  Net investment income without waivers,
  reimbursements and earnings credits                            5.40%          5.33%           5.54%          5.17%           4.97%
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                            29%            59%             75%           179%            103%
------------------------------------------------------------------------------------------------------------------------------------

(1) Total return figures do not include the effect of any front-end or deferred sales load.

*     Formerly Chase Vista U.S. Treasury Income Fund.

FINANCIAL HIGHLIGHTS


J.P. Morgan Strategic Income Fund*

                                                       CLASS A                    CLASS B                      CLASS C
                                               ----------------------      ----------------------      ------------------------
                                                   Year    11/30/98**          Year    11/30/98**          Year     11/30/98**
                                                  ended       Through         ended       Through         ended        Through
                                               10/31/00      10/31/99      10/31/00      10/31/99      10/31/00       10/31/99
PER SHARE OPERATING PERFORMANCE
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period            $  9.59      $ 10.00        $  9.59       $ 10.00       $  9.59        $ 10.00
-------------------------------------------------------------------------------------------------------------------------------
  Income from investment operations:
    Net investment income                          0.78         0.72           0.74          0.71          0.74           0.71
    Net gains or losses in securities
    (both realized and unrealized)                (0.53)       (0.41)         (0.53)        (0.41)        (0.53)         (0.41)
                                                -------      -------        -------       -------       -------        -------
    Total from investment operations               0.25         0.31           0.21          0.30          0.21           0.30

  Less distributions:
    Dividends from net investment income           0.78         0.72           0.74          0.71          0.74           0.71
    Distributions from capital gains                 --           --             --            --            --             --
    Tax return of capital                          0.01           --           0.01            --          0.01             --
                                                -------      -------        -------       -------       -------        -------
    Total dividends and distributions              0.79         0.72           0.75          0.71          0.75           0.71
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                  $  9.05      $  9.59        $  9.05       $  9.59       $  9.05        $  9.59
-------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN(1)                                    2.59%        3.23%          2.17%         3.13%         2.15%          3.12%
===============================================================================================================================

RATIOS/SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)         $     2      $     3        $     8       $     5       $     2        $     4
-------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGES NET ASSETS#:
-------------------------------------------------------------------------------------------------------------------------------
  Expenses                                         1.11%        0.15%          1.53%         0.17%         1.49%          0.17%
-------------------------------------------------------------------------------------------------------------------------------
  Net investment income                            7.84%        8.38%          7.42%         8.40%         7.46%          8.40%
-------------------------------------------------------------------------------------------------------------------------------
  Expenses without waivers,
  reimbursements and earnings credits              2.43%        3.59%          3.06%         3.98%         2.89%          3.98%
-------------------------------------------------------------------------------------------------------------------------------
  Net investment income without waivers,
  reimbursements and earnings credits              6.52%        4.94%          5.89%         4.59%         6.06%          4.59%
-------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                             113%         136%           113%          136%          113%           136%
-------------------------------------------------------------------------------------------------------------------------------

*     Formerly Chase Vista Strategic Income Fund.

**    Commencement of operations.

#     Short periods have been annualized.

(1) Total return figures do not include the effect of any front-end or deferred sales load.

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J.P. Morgan     HOW TO REACH US
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More information

You will find more information about the Funds in the following documents:

ANNUAL AND SEMI-ANNUAL REPORTS

Our annual and semi-annual reports contain more information about each Fund's investments and performance. The annual report also includes details about the market conditions and investment strategies that had a significant effect on each Fund's performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI contains more detailed information about the Funds and their policies. It is incorporated by reference into this prospectus. That means, by law, it is considered to be part of this prospectus.

You can get a free copy of these documents and other information, or ask us any questions, by calling us at 1-800-348-4782 or writing to:

J.P. Morgan Fund Service Center
P.O. Box 219392
Kansas City, MO 64121-9392

If you buy your shares through The Chase Manhattan Bank or another institution, you should contact that institution directly for more information. You can also find information on-line at www.chasevista.com on the internet.

You can write or e-mail the SEC's Public Reference Room and ask them to mail you information about the Funds, including the SAI. They'll charge you a copying fee for this service. You can also visit the Public Reference Section and copy the documents while you are there.

Public Reference Section of the SEC
Washington, DC 20549-0102
1-202-942-8090
E-mail: publicinfo@sec.gov

Reports, a copy of the SAI and other information about the Funds is also available on the SEC's website at http://www.sec.gov.

The Fund's Investment Company Act File No. is 811-5151


J.P. Morgan Funds Fulfillment Center
393 Manley Street
West Bridgewater, MA 02379-1039

(C)2001 The Chase Manhattan Corporation. All Rights Reserved.      February 2001